Net debt - Summary of Net Debt (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Cash and cash equivalents	$ 1,129	$ 1,008
Loans and other borrowings
Current	(478)	(398)
Non-current	(3,723)	(2,876)
Lease liabilities
Current	(28)	(26)
Non current	(378)	(388)
Principal amounts payable on maturity of derivative financial instruments (note 23)	145	(102)
Net debt	$ (3,333)	$ (2,782)	$ (2,272)